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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 1)


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         Date of Report (Date of Earliest Event Reported): June 14, 2002


                        ADELPHIA BUSINESS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                 000-21605                             25-1669404
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         (Commission File Number)         (I.R.S. Employer Identification No.)


ONE NORTH MAIN STREET
COUDERSPORT, PA                                                   16915-1141
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(Address of Principal Executive offices)                          (Zip Code)


                                 (814) 274-9830
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


On June 14, 2002, Adelphia Business Solutions, Inc. (the "Company") received an unsolicited letter from Deloitte & Touche LLP ("Deloitte"), its former independent accountants, notifying the Company that the client-auditor relationship between the Company and Deloitte had "ceased." A copy of this letter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In response to the Company's query as to the circumstances surrounding this letter, Deloitte declined to provide further clarification other than to note that on June 9, 2002, Adelphia Communications Corporation ("Adelphia") dismissed Deloitte as its independent public accountants. Prior to January 11, 2002, the Company was a majority-owned subsidiary of Adelphia. Based on these circumstances, the Company hereby takes the position that Deloitte resigned as its independent public accountants effective as of June 14, 2002.

On May 14, 2002, Deloitte suspended its audit of the financial statements of Adephia. Upon suspending its audit of the financial statements of Adelphia, Deloitte also ceased its audit of the financial statements of the Company. As of the June 14, 2002, the date on which the Company received the aforementioned resignation letter from Deloitte, Deloitte had not completed its audit nor had it issued its report with respect to the Company's financial statements for the year ended December 31, 2001. Accordingly, the Company has not yet completed its financial statements or filed its Annual Report on Form 10-K for the year ended December 31, 2001, nor has the Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2002. Neither the Board of Directors of the Company nor the Audit Committee of the Board of Directors of the Company took any action with respect to Deloitte's decision to resign as the Company's independent public accountants.


The report of Deloitte on the financial statements of the Company for the year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2000 and December 31, 2001, and through the date of this Current Report, the Company had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure that, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of such disagreement in its reports on the financial statements.

There were no reportable events with respect to the Company within the meaning of Item 304(a)(1)(v) of Regulation S-K for the years ended December 31, 2001 and December 31, 2000 and through the date of this Current Report.

The Company has not yet determined who it intends to appoint as its independent public accountants on a going forward basis. Upon making such appointment, the

Company will file a subsequent Current Report on Form 8-K in accordance with the requirements of that form.


On July 3, 2002, the Company transmitted Deloitte by e-mail a draft of the disclosures made in this amended Item 4. Item 304(a)(3) of Regulation S-K requires that Deloitte furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this Item 4 and, if not, stating the respects in which it does not agree. Upon the Company's receipt from Deloitte of this letter, the Company shall file such letter with the Commission by amendment to this Current Report on Form 8-K.


ITEM 7(C). EXHIBITS.


          99.1 Letter, dated June 14, 2002, from Deloitte & Touche LLP (previously filed).

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    ADELPHIA BUSINESS SOLUTIONS, INC.

                                    By: /s/ Edward E. Babcock
                                        -------------------------------
                                        Name: Edward E. Babcock
                                        Title: Vice President, Finance



Date: July 3, 2002.












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                                  EXHIBIT INDEX



          Exhibit No.                            Exhibit
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             99.1       Letter, dated June 14, 2002, from Deloitte & Touche LLP
                        (previously filed).